Exhibit 10.6

SEVENTEENTH AMENDMENT TO LEASE
THIS SEVENTEENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 10th day of August, 2015, by and between BMR-LANDMARK AT EASTVIEW LLC, a Delaware limited liability company (“Landlord”), and REGENERON PHARMACEUTICALS, INC., a New York corporation (“Tenant”).
RECITALS
A.WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of December 21, 2006, as amended by that certain First Amendment to Lease dated as of October 24, 2007, that certain Second Amendment to Lease dated as of September 30, 2008, that certain Third Amendment to Lease dated as of April 29, 2009, that certain Fourth Amendment to Lease dated as of December 3, 2009, that certain Fifth Amendment to Lease dated as of February 11, 2010, that certain Sixth Amendment to Lease dated as of June 4, 2010, that certain Seventh Amendment to Lease dated as of December 22, 2010, that certain Eighth Amendment to Lease dated as of August 1, 2011, that certain Ninth Amendment to Lease dated as of September 30, 2011, that certain Tenth Amendment to Lease dated as of October 25, 2012, that certain Eleventh Amendment to Lease dated as of April 3, 2013, that certain Twelfth Amendment to Lease dated as of May 31, 2013, that certain Thirteenth Amendment to Lease dated as of May 31, 2013, that certain Fourteenth Amendment to Lease dated as of October 25, 2013, that certain Fifteenth Amendment to Lease dated as of June 12, 2014 and that certain Sixteenth Amendment to Lease dated as of June 30, 2015 (the “Sixteenth Amendment”) (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 735, 745, 755, 765, 767 and 777 Old Saw Mill River Road in Tarrytown, New York (collectively, the “Buildings” and each, a “Building”);
B.WHEREAS, Landlord and Tenant desire to modify certain, terms, conditions and provisions of the Sixteenth Amendment; and
C.WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.
AGREEMENT
NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:
1.Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.
2. 777-G03 Surrender Premises. Notwithstanding anything to the contrary in the Sixteenth Amendment, Tenant desires to continue to lease from Landlord, and Landlord desires to continue to lease to Tenant, the 777-G03 Surrender Premises. In furtherance of the foregoing,
(a)the following terms, conditions and provisions of the Sixteenth Amendment are hereby deleted in their entirety (effective as of the Execution Date of the Sixteenth Amendment, as if such terms, conditions and provisions were not included therein): Recital G, Section 3.3(c) and Exhibit F;
(b) the following terms, conditions and provisions of the Sixteenth Amendment are hereby modified as follows (effective as of the Execution Date of the Sixteenth Amendment, as if such modifications were included therein):
(i)all of Section 2.1 (including subparts (a) and (b)) are hereby deleted and replaced with the following: “Surrender Requirements. The term “Surrender Requirements” as used in this Sixteenth Amendment shall mean with respect to any Premises surrendered, that such Premises are surrendered to Landlord in broom clean condition and in the condition required by the Lease for, and in accordance with the terms of the Lease with respect to, surrendering Premises, including, Section 19.2 of the Lease”; and
(ii)the first grammatical sentence of Section 3.3(b) is hereby amended by replacing the term “the later of (i) the 777-G03 Surrender Date and (ii) the 777-G03 Surrender Effective Date” with “August 10, 2015.”
3. 777-SL1 Surrender Premises. The first grammatical sentence of Section 2.2(a) of the Sixteenth Amendment is hereby amended by replacing the phrase “the date (the “777-SL1 Surrender Date”) that is five (5) business days after Tenant occupies Building 8 (or any portion thereof)” with “August 31, 2015 (the “777-SL1 Surrender Date”)”.

4. 777 C-Level 777C04 Premises. Notwithstanding anything to the contrary in the Sixteenth Amendment, Landlord and Tenant desire to modify the configuration of the 777 C-Level 777C04 Premises. In furtherance of the foregoing, the following terms, conditions and provisions of the Sixteenth Amendment are hereby modified as follows (effective as of the Execution Date of the Sixteenth Amendment, as if such modifications were included therein):
(a)    Recital E. Recital E of the Sixteenth Amendment is hereby modified by replacing the term “sixteen thousand eight hundred sixty-three (16,863)” with the term “nine thousand nine hundred sixty-three (9,963).”
(b)    Section 9.4. The first grammatical sentence of Section 9.4 of the Sixteenth Amendment is hereby amended by replacing the term “Eighty-One Thousand Five Hundred Forty-Five Dollars ($81,545)” with the term “Forty-Nine Thousand Eight Hundred Fifteen Dollars ($49,815).”

(c)    Exhibit D. Exhibit D attached to the Sixteenth Amendment is hereby deleted in its entirety and replaced with the New Exhibit D attached to this Amendment.
(d)    Exhibit I. Exhibit I attached to the Sixteenth Amendment is hereby deleted in its entirety and replaced with the New Exhibit I attached to this Amendment.
5.Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Savills Studley, Inc. (“Tenant’s Broker”), and agrees to reimburse, indemnify, save, defend and hold harmless Landlord for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Tenant’s Broker, employed or engaged by it or claiming to have been employed or engaged by it. Landlord represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Matthew McDevitt and Transwestern (collectively, “Landlord’s Broker” and together with Tenant’s Broker, the “Brokers”), and agrees to reimburse, indemnify, save, defend and hold harmless Tenant for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.
6.No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.
7.Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:
Regeneron Pharmaceuticals, Inc.
777 Old Saw Mill River Road
Tarrytown, New York 10591
Attn: General Counsel;

with a copy to:
Regeneron Pharmaceuticals, Inc.
777 Old Saw Mill River Road
Tarrytown, New York 10591
Attn: Vice President of Facilities.

8.Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

9.Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.
10.Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.
11.Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.
12.Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.
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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.
LANDLORD:
BMR-LANDMARK AT EASTVIEW LLC,
a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	Sr. VP, Real Estate Legal

TENANT:
REGENERON PHARMACEUTICALS, INC.,
a New York corporation

By:	/s/ Robert E. Landry
Name:	Robert E. Landry
Title:	SVP - Finance and Chief Financial Officer

NEW EXHIBIT D
777 C-LEVEL 777CO4 PREMISES

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NEW EXHIBIT I
TENANT’S PRO RATA SHARES

Portion of added “Premises” Means the Following:	Square Feet of Rentable Area	Tenant’s Pro Rata Share of the applicable Building	Tenant’s Pro Rata Share of Existing Project (833,204)	Tenant’s Pro Rata Share of the Entire Project (1,490,724)
767 Premises	78,414	100%	9.411%	5.260%
777-01 North ROFO Premises	7,409	2.025%	0.889%	0.497%
777-02 North ROFO Premises	10,486	2.867%	1.259%	.703%
777 C-Level 777C04 Premises	9,963	2.724%	1.196%	0.668%
777-01 Northeast ROFO Premises	3,033	0.829%	0.364%	0.203%